SUPPLEMENT TO PROSPECTUS OF

                     MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO
                      MARKMAN MODERATE ALLOCATION PORTFOLIO
                                       AND
                    MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO

                           OF MARKMAN MULTIFUND TRUST


     Proposed Fund Reorganizations

     On August 13, 2002, the Board of Trustees of Markman MultiFund Trust (the "Trust") approved a proposal to reorganize Markman Aggressive Allocation Portfolio, Markman Moderate Allocation Portfolio and Markman Conservative Allocation Portfolio (each an "Allocation Portfolio" and collectively, the "Allocation Portfolios") into Markman Total Return Portfolio, a newly formed series of the Trust. The Markman Total Return Portfolio seeks to achieve its investment objective of maximum total return with reduced risk by investing in individual securities, shares of other open-end investment companies, shares of exchange traded funds and shares of closed-end investment companies. If the shareholders of an Allocation Portfolio approve the proposal, that Allocation Portfolio will liquidate by transferring substantially all of its assets to the Markman Total Return Portfolio. Shareholders of such Allocation Portfolio will receive shares of the Markman Total Return Portfolio equal in value to their shares of the Allocation Portfolio as of the date of the reorganization, which is proposed to take place on or about December 17, 2002. Shareholders of record of each Allocation Portfolio as of October 1, 2002 are scheduled to vote on the proposal at a special meeting of shareholders to be held on December 15, 2002. Shareholders of each Allocation Portfolio will be mailed information detailing the proposal on or about October 15, 2002.

August 13, 2002